Ex. 99.1

PMFG, Inc. (parent of Peerless Mfg. Co.) Announces Warren R. Hayslip as Vice President and Chief Operating Officer

Dallas, Texas – November 4, 2009 – PMFG, Inc. (the “Company”) (NASDAQ: PMFG) today announced the appointment of Warren R. Hayslip to vice president and Chief Operating Officer. With over 25 years of experience, Mr. Hayslip has held senior management positions in operations, manufacturing and marketing with industry leading companies serving global markets.

Prior to his appointment at PMFG, Mr. Hayslip was employed by Donaldson Company, Inc., as General Manager, Donaldson Membranes, a global business unit specializing in expanded PTFE films and products with offices and production facilities in North America, Europe and Asia-Pacific and an engineering/technology center in the US. Mr. Hayslip also held sales, marketing, planning & development and manufacturing executive-level positions with Bob Barker Company, Glen Raven, Inc., Sonoco Products Company, and Milliken & Company. Mr. Hayslip holds an MBA from Owen Graduate School of Management, Vanderbilt University.

Peter J. Burlage, Chief Executive Officer, stated, “Warren brings to this position a wealth of experience and demonstrated leadership in production, manufacturing and workforce development. He will be instrumental to our success as we continue to focus on improvements through workforce training and development initiatives, facility efficiency and manufacturing process improvements.”

About PMFG

We are a leading provider of custom engineered systems and products designed to help ensure that the delivery of energy is safe, efficient and clean. We primarily serve the markets for power generation, natural gas infrastructure and petrochemical processing. Headquartered in Dallas, Texas, we market our systems and products worldwide.

Safe Harbor Under The Private Securities Litigation Reform Act of 1995

Certain statements contained in this press release that are not historical facts are forward-looking statements that involve a number of known and unknown risks, uncertainties and other factors that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievement expressed or implied by such forward-looking statements. The words “anticipate,” “expect,” “believe,” “intend” and similar expressions identify forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. These risks and uncertainties include the Company’s ability to raise additional capital and to execute its plans and strategies. Other important information regarding factors that may affect the Company’s future performance is included in the public reports that the Company files with the SEC, including the information under Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009. The Company undertakes no obligation to revise any forward-looking statements or to update them to reflect events or circumstances occurring after the date of this release, or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

For Further Information Contact:

Mr. Peter J. Burlage, Chief Executive Officer
Mr. Henry G. Schopfer, Chief Financial Officer
PMFG, Inc.
14651 North Dallas Parkway, Suite 500
Dallas, Texas 75254
Phone: (214) 353-5545
Fax: (214) 351-4172
www.peerlessmfg.com

or

Kevin McGrath
Cameron Associates
(212) 245-4577
Kevin@cameronassoc.com